                                                                    EXHIBIT 23.3

                               ARTHUR ANDERSEN LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated December 13, 1995, included in ADC Telecommunications, Inc.'s Form 10-K for the year ended October 31, 1995, and to all references to our Firm included in this registration statement.

                                        /s/ ARTHUR ANDERSEN LLP

                                        ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
  February 23, 1996